UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 11, 2022

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 11, 2022, Rambus Inc. (the “Company”) entered into an amendment to the letter agreement (the “Amended Agreement”), dated March 12, 2021 (the “Agreement”) with Barington Companies Equity Partners, L.P. and certain other affiliated parties (collectively, “Barington”). The Amended Agreement extends the customary standstill provisions in the Agreement (described in the Company’s Form 8-K filed on March 16, 2021) until the first anniversary of the Company’s 2022 annual meeting of the stockholders (the “2022 Annual Meeting”).

In addition and related to the Amended Agreement, the Company entered into a Director Transition and Consulting Agreement with Barington and James Mitarotonda (the “Transition Agreement”). Pursuant to the terms of the Transition Agreement, after the conclusion of Mr. Mitarotonda’s service as a director at the 2022 Annual Meeting, Mr. Mitarotonda will provide consulting services to the board chair and senior management of the Company for one year and Barington will be paid $230,000 cash for such services.

The foregoing summary of the Amended Agreement and the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Agreement and the Transition Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter agreement dated as of March 11, 2022, among Rambus Inc., Barington Companies Equity Partners, L.P. and certain other parties.

10.2	Director Transition and Consulting Agreement dated March 11, 2022, by and between Rambus Inc. and James Mitarotonda.

99.1	Press Release, dated March 11, 2022.

104	Cover Page Interactive Date File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	Rambus Inc.

/s/ Keith Jones
Keith Jones, Vice President, Finance and Interim Chief Financial Officer